Related parties	6 Months Ended
Jun. 30, 2020
Related parties [abstract]
Related parties

21 Related parties

In the normal course of business, ING Group enters into various transactions with related parties. Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Related parties of ING Group include, among others, its subsidiaries, associates, joint ventures, key management personnel, and various defined benefit and contribution plans. Transactions between related parties include rendering or receiving of services, leases, transfers under finance arrangements and provisions of guarantees or collateral. All transactions with related parties took place at conditions customary in the market. There are no significant provisions for doubtful debts or individually significant bad debt expenses recognised on outstanding balances with related parties.